                        CROWN CORK & SEAL COMPANY, INC.

                                Debt Securities


                                TERMS AGREEMENT
                                ---------------


                               January 18, 1995


Crown Cork & Seal Company, Inc.
9300 Ashton Road
Philadelphia, Pennsylvania  19136

Attention:  Mr. Craig R.L. Calle
             Vice President and Treasurer

Ladies and Gentlemen:

          We offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement filed as an exhibit to the registration statement of Crown Cork & Seal Company, Inc. (the "Company") on Form S-3 (No. 33-56965) (as amended by this Terms Agreement, the "Underwriting Agreement"), the following securities (collectively, the "Securities") on the following terms:

                             8-3/8% Notes Due 2005
                             ---------------------

Principal Amount:            $300,000,000

Interest:                    8-3/8% per annum, from January 25, 1995, payable
                             semiannually on July 15 and January 15 of each year, commencing July 15, 1995, to holders of record on the preceding July 1 or January 1, as the case may be.

Maturity:                    January 15, 2005.

Optional Redemption:         None.

Sinking Fund:                None.

Delayed Delivery Contracts:  None.

Other: Sections 4.1 and 10.11 of the Indenture shall be applicable.

Purchase Price:              99.135% of principal amount, plus accrued
                             interest, if any, from January 25, 1995.

Expected Reoffering Price:   99.785% of principal amount, subject to change by
                             the undersigned.

Closing: 10:00 a.m., New York City time on January 25, 1995, at the offices of Cleary, Gottlieb, Steen & Hamilton, with payment to be made in New York Clearing House (next day) funds.

     The respective principal amounts of the Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

     It is understood that we may, with your consent, amend this offer to add additional Underwriters and reduce the aggregate principal amount to be purchased by the Underwriters listed in Schedule A hereto by the aggregate principal amount to be purchased by such additional Underwriters.

     The Underwriting Agreement is hereby amended by deleting the reference to the registration number in the third line of Section 2(a) and inserting in lieu thereof, "(No. 33-56965)".

     All the provisions of the Underwriting Agreement are incorporated herein by reference. We are in receipt of a draft of the letter required to be delivered by Price Waterhouse pursuant to Section 5(a) of the Underwriting Agreement and understand that we will receive an executed copy of such letter no later than January 20, 1995.

     The Securities will be made available for checking and packaging at the office of Chemical Bank, New York, New York at least 24 hours prior to the Closing Date.

     Please signify your acceptance of our offer and the above amendment by signing the enclosed response to us in the space provided and returning it to us.

                         Very truly yours,

                         SALOMON BROTHERS INC
                         CS FIRST BOSTON CORPORATION
                         J.P. MORGAN SECURITIES INC.
                         As Representatives of the several
                         Underwriters listed on Schedule A
                         hereto

                         By SALOMON BROTHERS INC



                         By  /s/  Jeffrey R. Cameron
                           ----------------------------------
                          Jeffrey R. Cameron
                          Vice President

                         January 18, 1995



To:  Salomon Brothers Inc
     CS First Boston Corporation
     J.P. Morgan Securities Inc.
      As Representatives of the Underwriters

     c/o Salomon Brothers Inc
     Seven World Trade Center
     New York, New York  10048

          We accept the offer and amendment to the Underwriting Agreement (as defined below) contained in your letter, dated January 18, 1995, relating to $300 million principal amount of our 8-3/8% Notes due 2005. We also confirm that, to the best of our knowledge after reasonable investigation, the representations and warranties of the undersigned in the Underwriting Agreement filed as an exhibit to the undersigned's registration statement on Form S-3 (No. 33-56965) (the "Underwriting Agreement") are true and correct, no stop order suspending the effectiveness of the Registration Statement (as defined in the Underwriting Agreement) or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the undersigned, are contemplated by the Securities and Exchange Commission and, subsequent to the respective dates of the most recent financial statements in the Prospectus (as defined in the Underwriting Agreement), there has been no material adverse change in the financial position or results of operations of the undersigned and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus.

                         Very truly yours,

                         CROWN CORK & SEAL COMPANY, INC.



                         By  /s/  Craig R.L. Calle
                           ------------------------------------
                          Craig R. L. Calle
                          Vice President and Treasurer

                                   Schedule A
                                   ----------


Underwriter            Principal Amount of Securities
- -----------            ------------------------------
Salomon Brothers Inc          $ 93,334,000
CS First Boston Corporation     93,333,000
J.P. Morgan Securities Inc.     93,333,000
Chemical Securities Inc.        10,000,000
C.J. Lawrence/Deutsche Bank
     Securities Corporation     10,000,000
                               -----------

                    Total:    $300,000,000